Exhibit 10.4
MITCHAM INDUSTRIES, INC.
1994 STOCK OPTION PLAN
     1. Purpose of the Plan. The purpose of this Plan is to promote the interests of the Company and its shareholders by strengthening the Company’s ability to attract and retain the best available personnel for positions of substantial responsibility and by encouraging such personnel to acquire an increased proprietary interest in the Company.
          Options granted hereunder may be either Incentive Stock Options or Nonqualified Stock Options, at the discretion of the Board and as reflected in the terms of an Option Agreement.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.
          (b) “Board” shall mean the Board of Directors of the Company, unless a Committee has been appointed.
          (c) “Code” shall mean the Internal Revenue Code of 1986, as amended (or any successor federal statute then in effect).
          (d) “Committee” shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of this Plan.
          (e) “Common Stock” shall mean the Common Stock, $.01 par value, of the Company.
          (f) “Company” shall mean Mitcham Industries, Inc., a Texas corporation.
          (g) “Consultant” shall mean any person who is engaged, in writing, by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services.
          (h) “Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service or retention as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days or reemployment or retention upon the expiration of such leave is guaranteed by contract or statute.
          (i) “Effective Date” shall have the meaning set forth in Section 6 of this Plan.
          (j) “Employee” shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.
          (k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any successor federal statute then in effect).
          (l) “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (m) “Nonqualified Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.
          (n) “Non-Employee Director” shall mean a Director of the Company or any Parent or Subsidiary, not an Employee of the Company or any Parent or Subsidiary.
          (o) “Option” shall mean any Incentive Stock Option or Nonqualified Stock Option granted under this Plan.
          (p) “Option Agreement” shall mean any option agreement entered into by the Company and any Optionee under Section 18 of this Plan.
          (q) “Optioned Stock” shall mean the Common Stock subject to an Option.
          (r) “Optionee” shall mean an Employee or Consultant who receives an Option.
          (s) “Parent” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (t) “Person” shall mean an individual, corporation, partnership, trust, unincorporated organization or a government or agency or political subdivision thereof.
          (u) “Plan” shall mean this 1994 Stock Option Plan.
          (v) “Share” shall mean a share of the Common Stock as adjusted in accordance with Section 12 of this Plan.
          (w) “Subsidiary” shall mean a “subsidiary corporation” whether now or hereafter existing, as defined in Section 424(f) of the Code.
     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of this Plan, the maximum aggregate number of Shares that may be issued under this Plan is 233,250 Shares. The Shares may be authorized and unissued or reacquired Common Stock.
          If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless this Plan shall have been terminated, become available for future grant under this Plan. Notwithstanding any other provision of this Plan, shares issued upon exercise of Options under this Plan and later repurchased by the Company shall not become available for future grant or sale under this Plan.
     4. Administration of the Plan.
          (a) Procedure. This Plan shall be administered by the Board.
               (i) The Board may appoint a Committee consisting of not less than two members of the Board to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board.
               (ii) Members of the Board (or the Committee) may be eligible to participate in or receive or hold options under this Plan; provided, however, that no member of the Board or the Committee shall act upon the granting of an Option to himself (but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him).
               (iii) Notwithstanding the foregoing, from time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan.
               (iv) Notwithstanding the foregoing subparagraph (iii), if the Company registers any of its equity securities under Sections 12(b) or
12(g) of the Exchange Act, the following provisions shall replace subparagraph (iii) above: The Committee administering this Plan shall consist of not less than two disinterested directors of the Company. For purposes of this section, a disinterested director is a member of the Board who (a) is not awarded, during the time he exercises discretion in administering this Plan and has not at any time within one year prior thereto, been awarded equity securities of the Company under any plan of the Company or (b) otherwise meets the definition of “disinterested person” as set forth in the rules and regulations promulgated under Section 16(b) of the Exchange Act.
          (b) Powers of the Board. Subject to the provisions of this Plan, the Board shall have the authority, in its discretion, to:
          (i) grant Incentive Stock Options or Nonqualified Stock Options;
          (ii) determine, upon review of relevant information and in accordance with Section 8(b) of this Plan, the fair market value of the Common Stock;
          (iii) determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of this Plan;
          (iv) determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

               (v) interpret this Plan;
               (vi) prescribe, amend, and rescind rules and regulations relating to this Plan;
               (vii) determine the terms and provision of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;
               (viii) accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of this Plan;
               (ix) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and
               (x) make all other determinations deemed necessary or advisable for the administration of this Plan.
          (c) Effect of Board’s Decisions. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under this Plan.
     5. Eligibility.
          (a) Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Non-Employee Directors under the Company’s 1994 Non-Employee Director Stock Option Plan.
          (b) Each Option shall be designated in the Option Agreement evidencing such Option as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value (determined at the time an Option is granted) of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $ 100,000, then such Options shall be treated as Nonqualified Stock Options.
          (c) This Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company’s right to terminate his employment or consulting relationship at any time, with or without cause.
     6. Term of Plan. This Plan shall become effective upon the adoption by the Board; provided, however, that notwithstanding any other provision of this Plan (i) this Plan shall terminate and all Options hereunder shall be void and of no effect unless approved by the shareholders of the Company as described in Section 19 of this Plan (the “Effective Date”) and

(ii) no Options shall be exercisable prior to such shareholders’ approval. This Plan shall continue in effect for a term of 10 years unless sooner terminated under Section 15.
     7. Term of Option. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time such Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, whether directly or indirectly by attribution, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.
     8. Exercise Price and Consideration.
          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board before the Option is granted, but shall be subject to the following:
               (i) In the case of an Incentive Stock Option:
                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, whether directly or indirectly by attribution, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.
                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.
               (ii) In the case of a Nonqualified Stock Option, the per Share exercise price shall be either the fair market value per Share on the date of the grant or such other price as the Board determine in its sole discretion; but in no event less than 85% of the fair market value per Share thereof.
          For purposes of this Section 8(a), if an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.
          (b) The fair market value shall be determined by the Board (or the Committee) in its discretion; provided, however, that (i) if the Common Stock is not then listed and traded on a recognized securities exchange or quoted on the NASDAQ National Market System or Small-Cap Market, then the fair market value per Share will be based upon the mean of the bid and asked quotations for such stock on the date of grant (or, if there are no bid and asked quotations for that day, the mean of the bid and asked quotations for such stock on the date nearest preceding the date of grant); and (ii) if the Common Stock is then listed and traded on a recognized securities exchange or quoted on the National Market System or Small-Cap Market, then the fair market value per Share will be based upon the mean of the highest and lowest selling prices on such exchange or on the NASDAQ National Market System or the closing price on the NASDAQ Small-Cap Market, as applicable, for the Common Stock on the date of grant.

The Board (or the Committee) may also consider such other factors relating to the fair market value of the Common Stock as it deems appropriate.
          (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check or other Shares of Common Stock that (i) either had been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Texas Business Corporation Act.
     9. Exercise of Option.
          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of this Plan. An Option may not be exercised for a fraction of a Share.
          An Option shall be deemed to have been exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. If the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued except as provided in Section 12 of this Plan.
          The exercise of an Option in any manner shall result in a decrease in the number of Shares that may thereafter be available for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option was exercised.
          (b) Termination of Status as an Employee or Consultant. Upon the termination of an Optionee’s Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only for a period of time of no more than three months in the case of an Incentive Stock Option, or six months in the case of a Nonqualified Stock Option after the date of such termination (but in no event later than the date of expiration of the term of such

Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.
          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may, but only within 12 months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.
          (d) Death of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of the death of an Optionee:
               (i) during the term of an Option with respect to an Optionee who is at the time of his death an Employee or Consultant and who has been in Continuous Status as an Employee or Consultant since the date of grant of such Option, the Option may be exercised, at any time within six months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the personal representative of the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six months after the date of death; or
               (ii) within 30 days (or such other period of time not exceeding three months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised at any time within six months after the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right of exercise that had accrued at the date of termination.
     10. Forfeitures. Notwithstanding any other provisions of this Plan, if an Optionee is convicted of or pleads guilty or nolo contendere to any felony criminal offense or any civil offense involving either fraud or the unauthorized closure of confidential information of the Company, the Committee may then determine that all outstanding options of such optionee which have not been exercised are forfeited.
     11. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by the Optionee.
     12. Adjustments upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under this Plan but as to which no Options have yet been granted or that have been returned to this Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from any stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected, without receipt of consideration by the Company after the date hereof; provided, however, that neither the conversion of any convertible securities of the Company nor a repurchase or redemption of any securities by the Company shall be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.
          Upon the proposed dissolution or liquidation of the Company, all Options will terminate immediately before the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.
     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.
     14. Substitution Option. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an incentive stock option upon: (i) the employee becoming an employee as the result of a merger or consolidation of the Company with another corporation; (ii) the acquisition by the Company of substantially all the assets of another corporation; or (iii) the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions of this Plan to the extent the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. With respect to stock options which are Incentive Options, no variation shall be made which will affect the status of any substitute option as an Incentive Option.

     15. Amendment and Termination of the Plan.
          (a) Amendment and Termination. The Board may amend or terminate this Plan from time to time in such respects as the Board may deem advisable in accordance with the Bylaws of the Company; provided, however, that the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of this Plan:
               (i) any increase in the number of Shares subject to this Plan, other than in connection with an adjustment under Section 12 hereof;
               (ii) any change in the designation of the class of persons eligible to be granted Options; or
               (iii) if the Company has a class of equity securities registered under Section 12(b) or (g) of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under this Plan.
          (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 15(a) hereof is made after the first registration of any class of equity securities by the Company under Section 12(b) or (g) of the Exchange Act, such shareholder approval shall be solicited as described in Section 19 hereof.
          (c) Effect of Amendment or Termination. No amendment or termination of this Plan shall affect Options already granted and such Options shall remain in full force and effect until exercised or terminated in accordance with the terms of the applicable Option Agreements, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and on behalf of the Company.
     16. Conditions upon Issuance of Shares. Shares shall not be issued upon the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of any applicable law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, among other things.
     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares necessary to satisfy the requirements of this Plan.
          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     18. Option Agreement. Options shall be evidenced by written Option Agreements in such form as the Board shall approve. Each Option Agreement shall comply with and be subject to the terms and conditions of this Plan. Any Option Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Board.
     19. Shareholder Approval.
          (a) Approval of this Plan following its initial adoption and following any amendment requiring shareholder approval under Section 15 or applicable law by the shareholders of the Company shall be obtained within twelve months after the date this Plan is adopted or so amended. Such shareholder approval shall be obtained in accordance with the Texas Business Corporation Act.
          (b) If the Company registers any class of equity securities under Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder.
          If any required approval by the shareholders of the Company of this Plan or of any amendment hereto is solicited at any time other than according to Schedule 14A, the Company shall nonetheless, according to the provisions of Schedule 14C, deliver a written information statement to all shareholders of the Company entitled to vote on the approval of this Plan or on any amendment hereto and file same with the SEC.